UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.            )

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ING MUTUAL FUNDS
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INFORMATION STATEMENT

April 21, 2008

ING MUTUAL FUNDS

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND

Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the selection of an additional sub-adviser and the implementation of an additional sub-advisory agreement for ING International SmallCap Multi-Manager Fund (the “Fund”), a series of ING Mutual Funds (“IMF or “Trust”), effective December 17, 2007.  As discussed below, the Fund has been sub-advised by Acadian Asset Management LLC (“Acadian”) (since March 1, 2005), and Batterymarch Financial Management, Inc. (“Batterymarch”) (joined as an additional sub-adviser on November 1, 2006).  In May 2006, Acadian notified the Fund’s management (“Management”) of capacity constraints relating to the management of the Fund that were the result of both strong asset growth and market appreciation.  As a result, in September of 2006, the Board of Trustees of the Fund (the “Board”) approved the addition of Batterymarch as a second sub-adviser to the Fund.  In August of 2007, Batterymarch informed Management that it was also reaching capacity on the Fund.  The capacity constraints could potentially affect Batterymarch’s ability to maintain performance for shareholders, as further inflows into the Fund may force them to invest the Fund’s assets in less-appealing opportunities such as larger market capitalization companies, and ultimately lead to entirely closing the Fund to additional investment.  Management determined that instead of entirely closing the Fund to all additional investment, it would be prudent and desirable to appoint an additional sub-adviser, whose investment model and strategies, while consistent with the investment objective of the Fund, could discover additional investment opportunities for the Fund and address the capacity constraints faced by Acadian and Batterymarch.

At a meeting held on November 30, 2007, Management proposed and the Board approved the appointment of Schroder Investment Management North America Inc. (“Schroder Inc.”) as an additional sub-adviser to the Fund.  The Board also approved a new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and Schroder Inc.  Under Schroder Inc.’s business structure, the day-to-day investment management decisions for the Fund would be made by Schroder Investment Management North America Limited (“Schroder Limited”), an affiliate of Schroder Inc.  As a result, Management also proposed and the Board approved the appointment of Schroder Limited as a sub-sub-adviser to the Fund and a sub-sub-advisory agreement under which Schroder Inc. engages the services of Schroder Limited to provide sub-sub-advisory services to the Fund.  Under the supervision of ING Investments, Acadian, Batterymarch and Schroder Inc., through Schroder Limited, provide the day-to-day management of the Fund.  The three sub-advisers act independently of each other, manage separate portions of the Fund, and use their own methodology for selecting investments.

IMF and ING Investments have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits ING Investments to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of IMF’s Independent Trustees.  Further, as a condition of such exemption, ING Investments must furnish shareholders of the affected fund with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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ING MUTUAL FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

NOTICE TO THE SHAREHOLDERS OF

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND

A SERIES OF ING MUTUAL FUNDS

April 21, 2008

This Information Statement is being furnished to inform you of the selection of an additional sub-adviser and the implementation of an additional sub-advisory agreement for ING International SmallCap Multi-Manager Fund (“Fund”), a series of ING Mutual Funds (“IMF” or “Trust”), which became effective on December 17, 2007.  As discussed below, the Fund’s investment adviser, ING Investments, LLC (“ING Investments”), proposed and the Board of Trustees of the Fund (“Board”) approved the appointment of a third sub-adviser to the Fund in order to address capacity constraints relating to the size of the Fund’s assets and the two existing sub-advisers’ view of the availability of attractive investment opportunities consistent with the Fund’s investment strategies.  This Notice will be mailed on or about April 21, 2008 to shareholders of record as of the close of business on December 17, 2007.

Overview of the Appointment of an Additional Sub-Adviser

Prior to December 17, 2007, there were two sub-advisers managing the Fund.  Acadian Asset Management LLC (“Acadian”), a Delaware limited liability company, began managing the Fund on March 1, 2005, when it replaced the Fund’s former sub-adviser, Nicholas-Applegate Capital Management.  In May 2006, Acadian notified the Fund’s management (“Management”) of capacity constraints relating to the management of the Fund that were the result of both strong asset growth and market appreciation.  As a result, in September of 2006, the Board approved the addition of Batterymarch Financial Management, Inc. (“Batterymarch”), a Maryland corporation, as a second sub-adviser to the Fund.  Beginning November 1, 2006, Acadian and Batterymarch each acted as a sub-adviser to the Fund independently from each other and managed separate portions (each a “sleeve”) of the Fund’s assets.  In August of 2007, Batterymarch informed Management that it was also reaching capacity on the Fund, and it recommended closing its sleeve of the Fund to new purchases when its sleeve reached $350 million.  As of September 30, 2007, the Fund had approximately $1.1 billion in assets, which exceeded the combined management capacity for Acadian and Batterymarch of about $1 billion.

Management recognized that the continued growth of the Fund’s assets could make it difficult for both Acadian and Batterymarch to find attractive investment opportunities that were consistent with the Fund’s investment strategies.  Furthermore, future inflows into the Fund could potentially affect Acadian’s and Batterymarch’s ability to maintain the performance targeted for shareholders and force them to invest in less-appealing opportunities such as larger market capitalization companies.  Accordingly, Management proposed adding Schroder Investment Management North America Inc. (“Schroder Inc.”) as a third sub-adviser to a new investment sleeve of the Fund, effective on or about December 17, 2007, in order to address both the capacity limit concerns and their potential effects on the Fund’s overall performance.

In considering different alternatives to address the capacity limit concerns and their potential effects, Management preferred adding Schroder Inc. rather than closing the Fund to additional purchases.  Management believed that closing the Fund may present an undue hardship to existing shareholders, who would be unable to invest even modal flows (consistent re-occurring flows such as those made by participants in qualified retirement plans) into the Fund.  Furthermore, both Acadian and Batterymarch also expressed a desire to have an additional investment sleeve added to the Fund while their respective sleeves are closed to additional cash inflows.  Their desire was due to the fact that closing a fund tends to result in net redemptions, which becomes disruptive for the portfolio management teams as they attempt to execute their investment process and philosophy.

Consequently, Management determined that adding a third sub-adviser to the Fund was the best option for addressing the capacity constraints, while protecting the interests of existing shareholders.  The additional sub-adviser, using a different methodology from those of the two existing sub-advisers, could possibly uncover new investment opportunities for the Fund, which could provide the Fund with additional capacity and allow it to remain open.  After an evaluation process, which is further discussed below in this Information Statement, Schroder Inc. was selected by Management as having the best combination of characteristics to become the third sub-adviser to the Fund.

At a meeting held on November 30, 2007, Management proposed and the Board approved the appointment of Schroder Inc. as an additional sub-adviser to the Fund.  The Board also approved Schroder Inc.’s appointment of its affiliate, Schroder Investment Management North American Limited (“Schroder Limited” and together with Schroder Inc., “Schroders”) to serve as a sub-sub-adviser to the Fund and to provide the day-to-day investment management services for a sleeve of the Fund.  In connection with the approval of these appointments, the Board approved a new sub-advisory agreement between ING Investments and Schroder Inc. (the “New Sub-Advisory Agreement”) and a sub-sub-advisory agreement between Schroder Inc. and Schroder Limited (the “Sub-Sub-Advisory Agreement” and together with the New Sub-Advisory Agreement, the “Agreements”).  The appointment of Schroders and the execution of the Agreements resulted in an additional portfolio manager providing services to the Fund, and changes to the Fund’s principal investment strategies and risks, which are discussed in detail below.  In addition, the Fund also changed its name from ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund, effective December 17, 2007.

A copy of the form of the New Sub-Advisory Agreement is attached to this Information Statement as Appendix A and a copy of the form of the Sub-Sub-Advisory Agreement is attached to this Information Statement as Appendix B.  The Board’s considerations in determining to approve the appointment of Schroders and the accompanying Agreements are detailed on pages 13 and 14 of this Information Statement.

Record Holders

This Information Statement is being sent to shareholders of record as of December 17, 2007, the effective date of the Agreements.  On December 17, 2007, the following shares of beneficial interest of the Fund were outstanding:

Class	Shares Outstanding
Class A	7,721,770.5770
Class B	907,386.7150
Class C	1,635,534.6120
Class I	5,573,508.5220
Class Q	1,786,052.9350
Class W	18.2150
Total	17,624,271.5760

To the best of the Trust’s knowledge, as of December 17, 2007, the following persons owned beneficially more than 5% of any class of the Fund:

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund

MLPF & S for the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	20.3% Class A; 10.0% Class B 20.0% Class C; Beneficial	11.3%

ING Life Insurance & Annuity Co Attn Valuation Unit - TN41 151 Farmington Ave Hartford, CT 06156-0001	14.9% Class A; 100.0% Class W; Beneficial	6.5%

ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	6.0% Class A; Beneficial	2.6%

Citigroup Global Markets Inc. A/C# 00109801250 Attn: Peter Booth 7th Floor 333 W 34th St. New York, NY 10001-2402	6.3% Class B; 10.3% Class C; Beneficial	1.3%

SEI Private Trust Company C/O Harris Bank 1 Freedom Valley Drive Oaks, PA 19456	67.5% Class I; Beneficial	21.4%

ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	18.9% Class I; Beneficial	6.0%

Charles Schwab & Co Inc. 101 Montgomery Street 11th Floor San Francisco, CA 94104-4151	48.2% Class Q; Beneficial	4.9%

Equitable Life for Separate Account 65 on behalf of Various Expediter 401K Plans 200 Plaza Dr HM-2 Attn: Ken Butka Secaucus, NJ 07094-3607	10.3% Class Q; Beneficial	1.0%

Charles Schwab & Co Inc. Special Customer Account FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.3% Class Q; Beneficial	0.5%

Prudential Investment Management Services LLC FBO Mutual Fund Clients Attn Pruchoice Unit 194 Wood Ave S Iselin, NJ 08830-2710	5.1% Class Q; Beneficial	0.5%

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund

MLPF & S for the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	20.3% Class A; 10.0% Class B 20.0% Class C; Beneficial	11.3%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of the Trust’s knowledge, as of December 17, 2007, no Trustee or officer of the Trust owned beneficially more than 1% of any class of the Fund.

Service Providers to the Fund

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund and has overall responsibility for the management of the Fund.  ING Investments oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  As of December 31, 2007, ING Investments managed approximately $54 billion in assets, including the assets of the Fund.  ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.  ING Investments received $8,433,004 of advisory fees from the Fund during the fiscal year ended October 31, 2007.

ING Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.  ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING).  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995.

ING Funds Distributor, LLC (“ING Funds Distributor”) serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of the Trust’s series, including the Fund.  ING Funds Distributor received $3,034,996 during the fiscal year ended October 31, 2007 under the Fund’s distribution and/or shareholder servicing plans.  These fees were used to provide distribution and/or shareholder services to the Fund, including making payments to financial service providers for the provision of shareholder and/or distribution services.

ING Investments entered into an administration agreement with ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, under which ING Funds Services provides the Fund with administrative services.  ING Funds Services receives an administrative services fee from ING Investments equal to 0.10%, computed as a percentage of the Fund’s average daily net assets.  ING Funds Services received $883,343 for its services to the Fund for the fiscal year ended October 31, 2007.

ING Investments, ING Funds Distributor and ING Funds Services have continued to provide investment advisory, distribution, and administrative services, respectively, to the Fund following the selection of Schroder Inc. and Schroder Limited as an additional sub-adviser and as the sub-sub-adviser, respectively, to the Fund and the implementation of the New Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.  Listings of the names, addresses, and the principal occupations of the principal executive officers of ING Investments, ING Funds Distributor, ING Funds Services, and the Trust are set

out on Appendix C attached to this Information Statement.  The principal offices of each of ING Investments, ING Funds Distributor and ING Funds Services are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

As discussed above, prior to the appointment of Schroders, Acadian and Batterymarch were the co-sub-advisers to the Fund.  Acadian assumed responsibility for the daily management of the Fund in March 2005, when it replaced Nicholas-Applegate Capital Management as the Fund’s sub-adviser.  Batterymarch became the Fund’s co-sub-adviser effective November 1, 2006.  Acadian is located at One Post Office Square, Boston, MA 02109 and Batterymarch is located at John Hancock Tower 200 Clarendon Street, 49th Floor, Boston, Massachusetts 02116.  ING Investments paid $4,511,898 in total sub-advisory fees for sub-advisory services to the Fund for the fiscal year ended October 31, 2007.

During the fiscal year ended October 31, 2007, the Fund paid ING Baring LLC, an affiliated broker-dealer of the Fund, a total amount of $3,581 for brokerage commissions.  This amount is approximately 0.28% of the total brokerage commissions paid by the Fund during the period.

Annual Reports of the Trust

The Annual Shareholder Report of the Trust, including audited financial statements for the fiscal year ended October 31, 2007, was sent to shareholders on or about January 1, 2008.  In addition, the Semi-Annual Shareholder Report of the Trust (unaudited) for the period ended April 30, 2007 was sent to shareholders on or about July 1, 2007.  You may obtain an additional copy of the Annual Shareholder Report or Semi-Annual Shareholder Report to a shareholder upon request, without charge, by writing to the Trust at the following address: ING Mutual Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 or by calling 1-800-992-0180.

AGREEMENTS BETWEEN

ING INVESTMENTS AND SCHRODERS

Background

ING Investments serves as investment adviser to the Fund pursuant to an investment management agreement between ING Investments and the Trust, on behalf of the Fund and other series of the Trust, dated September 23, 2002, as amended and restated on February 1, 2005 (the “Investment Management Agreement”).  The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the shareholders of the Fund, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.

The Investment Management Agreement between the Trust and ING Investments was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) within the meaning of that term under the Investment Company Act of 1940 (“1940 Act”), on November 30, 2007.

For the services it provides to the Fund under the Investment Management Agreement, ING Investments receives annual fees (“advisory fees”), payable monthly, in accordance with the following fee schedule:

1.00% of the first $500 million of assets;
0.90% of the next $500 million of assets; and
0.85% of assets in excess of $1 billion

The Fund paid $8,433,004 in advisory fees to ING Investments for the fiscal year ended October 31, 2007.

In accordance with the provisions for delegation of authority permitted under the Investment Management Agreement, ING Investments entered into a sub-advisory agreement with Acadian dated March 1, 2005 and a sub-advisory agreement with Batterymarch dated November 1, 2006.  Pursuant to these agreements, ING Investments delegated to Acadian and Batterymarch sub-advisory duties, including responsibility for the day-to-day management of the Fund, under the supervision of ING Investments.

At a meeting held on November 30, 2007, Management proposed and the Board approved the appointments of Schroder Inc. as an additional sub-adviser to the Fund and Schroder Limited as a sub-sub-adviser to the Fund.  The Board also approved the New Sub-Advisory Agreement between ING Investments and Schroder Inc. and the Sub-Sub-Advisory Agreement between Schroder Inc. and Schroder Limited.  The Agreements became effective on December 17, 2007.  The initial term for the New Sub-Advisory Agreement would end on November 30, 2009 and the term of the Sub-Sub-Advisory Agreement will be as long as the New Sub-Advisory Agreement remains in effect.

Under the supervision of ING Investments, Acadian, Batterymarch and Schroders, acting independently of each other and managing separate portions of the Fund, will provide day-to-day management services to the Fund.

The Rationale for Appointing an Additional Sub-Adviser

Over the past several years, the international small-cap investment space has rapidly become a constrained asset class due to strong performance and asset growth, coupled with the general liquidity issues relating to investing in small-cap securities.  As described above, in May 2006, Acadian, the then-sole sub-adviser to the Fund informed Management that they were reaching capacity on the Fund.  As a result, Batterymarch was appointed to be the second sub-adviser to the Fund in November 2006.  However, in August 2007, Batterymarch also notified Management that they were approaching capacity on the Fund.

Management recognized that the continued growth of the Fund’s assets could make it difficult for both Acadian and Batterymarch to find attractive investment opportunities that were consistent with the Fund’s investment strategies.  Furthermore, future inflows into the Fund could potentially affect Acadian’s and Batterymarch’s ability to maintain the desired performance for shareholders.  Accordingly, Management proposed adding Schroder Inc. as a third sub-adviser to a new investment “sleeve” of the Fund, effective on or about December 17, 2007, in order to address both the capacity limit concerns and their potential effects on the Fund’s overall performance.

In considering different alternatives to address the capacity limit concerns and their potential effects, Management preferred adding Schroder Inc. rather than closing the Fund to additional purchases.  Management believed that closing the Fund presents an undue hardship to existing shareholders, who would be unable to invest even modal flows (consistent re-occurring flows such as those made by participants in qualified retirement plans) into the Fund.  Furthermore, both Acadian and Batterymarch also expressed a desire to have an additional investment sleeve added to the Fund while their respective sleeves are closed to additional cash inflows.  Their desire was due to the fact that closing a fund tends to result in net redemptions going forward, which becomes disruptive for the portfolio management teams as they attempt to execute their investment process and philosophy.

Management believed that its proposal to add a third sub-adviser to the Fund is the best option for addressing capacity issues, while protecting the interests of existing shareholders. Furthermore, Management concluded that adding a third sub-adviser would not only provide the Fund with additional new capacity, but would allow the Fund to remain open beyond the point of reaching Acadian’s and Batterymarch’s stated capacity limits.  The third sub-adviser would operate independently from Acadian and Batterymarch, in a separate sleeve of the Fund.  Management recommended that  subscriptions and redemptions would be allocated to the third sub-adviser.

The Process of Selecting an Additional Sub-Adviser

Management conducted an extensive search of potential sub-advisers and determined that Schroders had the best combination of characteristics that would make them an attractive sub-adviser to the Fund.  In reviewing potential sub-advisers, Management considered a number of factors that were relevant to the addition of a new sub-adviser to the Fund.  Each potential sub-adviser had to meet fundamental requirements regarding experience and reputation to merit consideration.  Beyond this, Management focused on each potential sub-adviser’s investment process and performance; availability of capacity; willingness to contemplate a “soft close” should its sleeve reach its capacity at some future date; and the cost of services.  “Soft close” means a close of the Fund in which only existing shareholders would be allowed to make additional investments to the Fund.  Management has determined that Schroders possesses the right mix of attributes to co-manage the Fund, and therefore recommended that the Board approve the selection of Schroder Inc. as an additional sub-adviser and Schroder Limited as a sub-sub-adviser to the Fund.

At the November 30, 2007 meeting, Management provided the Board with written materials in support of the proposed selection of Schroders.  Among the materials provided to the Board was a discussion of Management’s rationale for recommending the appointment of Schroders as the third sub-adviser and the sub-sub-adviser to the Fund; written materials provided by Schroders with respect to its proposed strategy for the Fund, including Schroders’ experience and reputation; the investment process; information with respect to Schroders’ performance in managing funds in a style similar to that in which they propose to co-manage the Fund; and Schroders’ capacity and pricing.  Based on its evaluation of Management’s proposal and relevant information, the Board approved the engagement of  Schroders to provide sub-advisory services to the Fund.

This Information Statement serves as the notification to shareholders of the New Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, as required under the exemptive order granting Manager-of-Managers relief to ING Investments.  A copy of the form of the New Sub-Advisory Agreement and a copy of the form of the Sub-Sub-Advisory Agreement are attached as Appendix A and Appendix B, respectively, to this Information Statement.

Discussion of the Additional Sub-Adviser

The additional sub-adviser to the Fund, Schroder Inc., has been a registered investment adviser, together with its predecessor, since 1968, and is a part of a worldwide group of financial services companies.  Schroder Inc. currently serves as an investment adviser to other mutual funds and a broad range of institutional investors. As of September 30, 2007, Schroder Inc., together with its affiliated companies, managed approximately $280 billion in assets.  Schroder Inc. is a Delaware corporation and is located at 875 Third Avenue, 22nd Floor, New York, NY 10022.

The day-to-day investment decisions for the Fund are made by Schroder Inc.’s affiliate, Schroder Limited, which serves as a sub-sub-adviser to the Fund.  Schroders plc, organized in 1804 is the ultimate parent company of Schroder Inc. and Schroder Limited.  Schroder Limited is a United Kingdom corporation and is located at 31 Gresham Street, London EC2V 7QA, England.

Effective December 17, 2007, as approved by the Board, Schroders began serving as an additional sub-adviser and a sub-sub-adviser to the Fund.  Subject to the supervision and control of ING Investments and the Board, Schroders determines the securities to be purchased for and sold from one sleeve of the Fund.  Batterymarch and Acadian each will provide similar services to the other two sleeves of the Fund.  Schroders’ services will continue to be provided to the Fund unless terminated by action of the Board or by Schroders.

A listing of the names, addresses, and the principal occupations of the principal executive officers of Schroder Inc. and Schroder Limited is set out on Appendix C attached to this Information Statement.  As of December 17, 2007, no Trustee or officer of the Fund was an officer, trustee, employee, general partner or shareholder of Schroders.

Performance of Schroders

The tables below compare the annualized and calendar year performance of Schroders’ International Small Companies Composite against the relevant benchmark index and Morningstar Category average.  Schroders intends to manage its sleeve of the Fund’s assets in a style that mirrors that of its International Small Companies Composite.  This information is designed to demonstrate the historical track record of Schroders with respect to a similarly managed Fund.  Past performance is not a guarantee of future results.

Cumulative and Annualized Total Returns – As of September 30,2007

	YTD	1 Yr	3 Yr	5 Yr	10 Yr
Schroders International Small Companies Composite (1)	10.96%	25.95%	27.35%	28.61%	12.14%
Morningstar Foreign Small/Mid Value Category Rank (%)	59	48	31	23	59
Morningstar Foreign Small/Mid Value Category Average	12.86%	27.06%	24.63%	26.57%	13.06%
S&P/Citigroup EMI World ex U.S. Index	12.54%	26.82%	27.51%	29.65%	11.86%

(1)          Performance adjusted to reflect 1.65% expense ratio of the Fund – Class A Shares.

Calendar Year Returns

	2006	2005	2004	2003	2002	2001
Schroders International Small Companies Composite (1)	31.71%	19.57%	32.84%	49.72%	-15.22%	-15.20%
Morningstar Foreign Small/Mid Value Category Rank (%)	12	36	7	56	78	57
Morningstar Foreign Small/Mid Value Category Average	26.48%	18.16%	23.91%	49.12%	-5.48%	-11.74%
S&P/Citigroup EMI World ex U.S. Index	29.42%	22.11%	28.76%	53.73%	-7.29%	-15.69%

(1)          Performance adjusted to reflect 1.65% expense ratio of the Fund – Class A Shares.

The Fund’s Investment Strategies

The execution of the New Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement under which Schroders manages one sleeve of the Fund’s assets resulted in a change to the manner in which the Fund is managed.  The Fund’s investment objective will continue to be maximum long-term capital appreciation.

With regard to its strategies, under normal conditions, the Fund invests at least 80% of its net assets in securities of small market capitalization companies.  The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.  At least 65% of the Fund’s assets will normally be invested in companies located outside the U.S., including emerging markets.  The Fund may invest up to 35% of its total assets in U.S. issuers.

The Fund considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, of up to $5 billion.  The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Fund invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including Exchange Traded Funds (“ETFs”); rights; and American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser believes they present attractive investment opportunities.

Acadian, Batterymarch and Schroders provide the day-to-day management of the Fund.  The three sub-advisers act independently of each other and use their own methodology for selecting investments.

ACADIAN.  Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each region/industry group, thereby capturing value-added at both the stock and the country levels.

BATTERYMARCH.  Batterymarch employs a bottom-up quantitative strategy to rank stocks using fundamental factors such as cash flow, earnings growth, expectations, measurements of value and technical factors.  Region and sector weights are determined using the sub-adviser’s proprietary models.

SCHRODERS.  Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company specific factors, including a company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of a company’s securities compared with those of other companies and the market as a whole.    In selecting investments for the Fund, Schroders considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively value, and whether the company has any proprietary advantages.  Schroders generally sells a security when its market price approaches its estimate of fair value or when it identifies a significantly more attractive investment candidate.

The Fund may invest in other investment companies as permitted under the 1940 Act and the rules and regulations thereunder.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

Addition to the Fund’s Portfolio Management Team

The Acadian sleeve of the Fund continues to be managed by John R. Chisholm and Matthew J. Cohen and the Batterymarch sleeve of the Fund continues to be managed by Charles F. Lovejoy and Christopher W. Floyd.  With respect to the Schroders sleeve of the Fund, the following individual is primarily responsible for the day-to-day management:

Matthew Dobbs is an Executive Director and portfolio manager at Schroder Limited.  Mr. Dobbs joined Schroder Limited in 1981 and is currently the Head of Global Small Cap Equities for Schroder plc and Schroder Limited and a member of the Global/EAFE equity team.

Risks of Investing in the Fund under the New Strategy

With the implementation of the new strategy, the following risks could cause a decline in the value of an investment in the Fund:

Convertible Securities Risk

Derivatives Risk

Foreign Investing Risk

Growth Investing Risk

Market Trends Risk

Other Investment Companies Risk

Price Volatility Risk

Small- and Mid-Capitalization Companies Risk

Value Investing Risk

Inability to Sell Securities Risk

Securities Lending Risk

Please see the “Summary of Principal Risks” attached at Appendix D for a description of these risks.  There may be other risks not listed above, which could cause the value of your investment in the Fund to decline and prevent the Fund from achieving its investment objective.

Key Terms of the New Sub-Advisory Agreement Between ING Investments and Schroder Inc.

A copy of the form of the New Sub-Advisory Agreement is attached at Appendix A.  The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

Pursuant to the New Sub-Advisory Agreement, Schroder Inc. acts as one of the Fund’s three sub-advisers.  In this capacity, Schroder Inc. furnishes one sleeve of the Fund with investment advisory services in connection with a continuous investment program; and manages the Fund’s investments, as it pertains to that sleeve, in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s prospectus and Statement of Additional Information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, Schroder Inc., in its discretion, determines and selects the securities to be purchased for and sold from its sleeve of the Fund and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Schroder Inc., its affiliates or any person who controls it will not bear any responsibility and will not be subject to any liability for any act or omission respecting any series of the Trust, except the Fund, and will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Schroder Inc.’s duties, or by reason of reckless disregard of Schroder Inc.’s obligations and duties under this agreement.

Under the New Sub-Advisory Agreement, the fees payable to Schroder Inc. are paid by ING Investments, and not by the Fund.  The sub-advisory fee payable under the New Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Fund’s average daily net assets, in accordance with the schedule set out below.  For its fee, Schroder Inc. will pay all expenses incurred by it and its staff and for its activities in connection with its portfolio management duties under the New Sub-Advisory Agreement.  The sub-advisory fee is paid to Schroder Inc. in accordance with the sub-advisory fee schedule set out below.

Sub-Advisory Fee Schedule

Series	Annual Sub-Adviser Fee (as a% of average daily net assets)
ING International SmallCap Multi-Manager Fund	0.65% on first $200 million 0.60% on next $200 million 0.55% in excess of $400 million

The New Sub-Advisory Agreement may be terminated as follows: (i) by ING Investments at any time, upon sixty (60) days’ written notice to the Schroder Inc. and the Trust, (ii) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to ING Investments and the Schroder Inc., or (iii) by the Schroder Inc. upon three (3) months’ written notice unless the Trust or ING Investments requests additional time to find a replacement for the Schroder Inc., in which case the Schroder Inc. shall allow the additional time requested by the Trust or ING Investments not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Schroder Inc. may terminate the agreement at any time without penalty, effective upon written notice to ING Investments and the Trust, in the event either the Schroder Inc. (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under this agreement, or in the event that the Schroder Inc. does not receive compensation for its services from ING Investments or the Trust as required by the terms of this agreement.  This agreement also automatically terminates in the event of its assignment.

Key Terms of the Sub-Sub-Advisory Agreement Between Schroder Inc. and Schroder Limited

A copy of the form of the Sub-Sub-Advisory Agreement is attached at Appendix B.  The description of the Sub-Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

Pursuant to the Sub-Sub-Advisory Agreement, Schroder Limited acts as the sub-sub-adviser to the Fund and is responsible for providing the day-to-day investment management services for the portion of the Fund’s assets under Schroder Inc.’s management.  In this capacity, Schroder Limited will manage the Fund’s assets in accordance with the New Sub-Advisory Agreement and will discharge its responsibilities subject to the supervision and oversight of Schroder Inc., the Trust’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in the Fund’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Fund communicates to Schroder Limited in writing (either directly or through Schroder Inc.), and applicable laws and regulations.  Schroder Limited is authorized to select the brokers or dealers that will execute purchases and sales of securities for the Fund.

Under the Sub-Sub-Advisory Agreement, Schroder Inc. (not the Trust, the Fund or ING Investments) will be obligated to pay Schroder Limited fees out of and following Schroder Inc.’s receipt from ING Investments of advisory fees pursuant the New Sub-Advisory Agreement.  Schroder Inc. will pay to Schroder Limited at the end of each of month an amount equal to fifty percent (50%) of all fees actually paid by ING Investments to Schroder Inc. in the prior month in accordance with the New Sub-Advisory Agreement; provided, however, that Schroder Limited’s fee payable for any period will be reduced such that Schroder Limited bears fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroder Inc. with respect to the Fund for such month.  Schroder Limited agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided in the Sub-Sub-Advisory Agreement.

The Sub-Sub-Advisory Agreement may be terminated as follows: by Schroder Inc. (i) upon 60 days’ written notice to Schroder Limited; or (ii) upon material breach by Schroder Limited of any representations and warranties set forth in the agreement, if such breach has not been cured within 20 days after written notice of such breach; Schroder Limited may terminate the agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to Schroder Inc.; or (2) upon material breach by Schroder Inc. of any representations and warranties set forth in the agreement, if such breach has not been cured within 20 days after written notice of such breach.  The agreement also automatically terminates in the event of its assignment or upon the termination of the New Sub-Advisory Agreement.

Factors Considered by the Board

At a meeting of the Board held on November 30, 2007, the Board, including a majority of the Independent Trustees, determined to appoint Schroder Inc. as an additional sub-adviser and Schroder Limited as a sub-sub-adviser to the Fund under the New Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, respectively.  In determining whether to approve these Agreements, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreements should be approved for the Fund.  The materials provided to the Board in support of the sub-advisory arrangement with Schroders included the following:  (1) a memorandum presenting Management’s rationale for proposing the addition of a new sub-adviser to the Fund and its recommendation that Schroders be appointed as the sub-adviser and sub-sub-adviser to the Fund; (2) information about the proposed new portfolio management team for the Fund and the changes that would be made to the Fund’s investment strategies to accommodate Schroders’ investment style in the event Schroders is appointed as an additional sub-adviser and a sub-sub-adviser of the Fund; (3) responses from Schroders to questions posed by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L”), independent legal counsel, on behalf of the Independent Trustees; (4) supporting documentation, including copies of the form of the New Sub-Advisory Agreement and the form of the Sub-Sub-Advisory Agreement; and (5) other information relevant to the Board’s evaluation.  In addition, the Board considered the report of the Board’s International/Balanced/Fixed-Income Funds Investment Review Committee regarding the presentation from Schroders.

The Board’s consideration of whether to approve the Agreements took into account several factors including, but not limited to, the following:  (1) ING Investments’ view with respect to the reputation of Schroders; (2) Schroders’ strength and reputation in the industry; (3) Schroders’ experience in managing its International Small Companies Composite; (4) the nature and quality of the services to be provided by Schroders under the proposed Agreements; (5) the prior performance International Small Companies Composite, compared to: (a) the Fund’s benchmark; and (b) the Fund’s Morningstar Category average; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Schroders and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the proposed Agreements in light of the services to be provided by and the projected profitability of Schroders as the Fund’s additional sub-adviser and sub-sub-adviser; (8) the costs for the services to be provided by Schroders, including that the management fee payable by the Fund would not change after the appointment of Schroders; (9) the sub-advisory fee payable by ING Investments to Schroders and the resulting decrease in the profitability of ING Investments arising out of the change in sub-adviser; (10) Schroders’ operations and compliance program, including its policies and procedures intended to assure compliance with federal securities laws; (11) Schroders’ financial condition; (12) the appropriateness of the selection of Schroders in light of the Fund’s investment objective and prospective investor base; and (13) Schroders’ Code of Ethics, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions:  (1) Schroders should be appointed to provide sub-advisory services to the Fund and (2) the sub-advisory fee rate payable by ING Investments to Schroders is reasonable in the context of all factors considered by the Board.  Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement for the Fund.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Expenses Related to the Information Statement

The Fund will not pay the expenses incurred in connection with providing this Information Statement to shareholders.  ING Investments will pay these expenses, including the printing and mailing of the Information Statement.

APPENDIX A

FORM OF

SUB-ADVISORY AGREEMENT

ING INVESTMENTS, LLC

AGREEMENT made this 17th day of December 2007 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Schroder Investment Management North America, Inc., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, ING Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated February 1, 2005 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.                                       Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.                                       Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ investment portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)                                  The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager.  In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)                                  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)                               In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)                                 The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)                                     A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)                                  Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)                               Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)                                  The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)                                 With respect to any investments, including, but not limited, to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc.  Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

(e)                                  The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(f)                                    The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.                                       Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.                                       Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.                                       Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.                                       Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.                                       Marketing Materials.

(a)                                  During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)                                 During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.                                       Compliance.

(a)                                  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)                                 The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)                                  The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.                                       Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31 a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31 a-2 under the 1940 Act the records required to be maintained by Rule 31 a-l under the 1940 Act.

10.                                 Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.                                 Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.                                 Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.                                 Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.                                 Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.                                 Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.                                 Indemnification.

(a)                                  The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)                                 Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)                                 The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.                                 Duration and Termination.

(a)                                  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect through November 30, 2009.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)                                 Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Investments, LLC

7337 East Doubletree Ranch Road Scottsdale, AZ 85258

Attention: Huey P.  Falgout, Jr.

If to the Sub-Adviser:

Schroder Investment Management North America, Inc.

875 Third Avenue

New York, NY 10022

Attention: Erin Brenner

18.                               Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.  If shareholder approval of an amendment is required pursuant to the 1940 Act and related rules, interpretations, and SEC staff inaction letters, no such amendment shall become effective until approved by vote of the majority of the outstanding shares of the Trust/Corporation.  Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Manager.

19.                             Miscellaneous.

(a)                                  This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)                                 The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)                                  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)                                 To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)                                  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)                                    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)                                 This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Name: Michael J. Roland
Title: Executive Vice President

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA, INC.

By:
Name:
Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA, INC.

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets of the Series managed by Sub-Adviser)

ING International SmallCap Multi-Manager Fund	0.65% on first $200 million 0.60% on next $200 million 0.55% in excess of $400 million

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APPENDIX B

FORM OF

SUB-SUB-ADVISORY AGREEMENT FOR

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND

THIS SUB-ADVISORY AGREEMENT is made as of this          day of                           , 2007, among SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., (“SIMNA”) a corporation organized under the laws of the State of Delaware with its principal place of business at 875 Third Avenue, 22nd Floor, New York, NY 10022, and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED (“SIMNA Limited”) a UK corporation with its principal office and place of business at 31 Gresham Street, London, UK EC2V 7QA.

W I T N E S S E T H

WHEREAS, ING Investments, LLC (“ING”), a Delaware corporation, has retained SIMNA as its sub-adviser to render investment advisory services to the ING International SmallCap Multi-Manager Fund (the “Fund”), a series of a Delaware business trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to a Sub-Advisory Agreement, dated December 17, 2007 (the “ING Advisory Agreement”); and WHEREAS, SIMNA desires to employ SIMNA Limited as its investment sub-adviser, and SIMNA Limited is willing to render investment sub-advisory services to SIMNA, subject to and in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, SIMNA and SIMNA Limited hereby agree as follows:

1.                                      Appointment of SIMNA Limited.  SIMNA hereby employs SIMNA Limited as investment sub-adviser for the assets of the Fund, on the terms and conditions set forth herein, and subject to the direction of SIMNA.  SIMNA Limited accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.                                      Duties of SIMNA Limited.

(a)                                  SIMNA employs SIMNA Limited to act as its sub-advisor in managing the investment and reinvestment of the assets of the Fund in accordance with the ING Advisory Agreement; to continuously review, supervise, and administer an investment program for the Fund; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Trust (either directly or through SIMNA) with all records concerning the activities of SIMNA Limited that the Trust is required to maintain; and to render or assist SIMNA in rendering regular reports to the Trust’s officers and the Board of Trustees concerning the discharge of SIMNA Limited’s responsibilities hereunder.  SIMNA Limited will discharge the foregoing responsibilities subject to the supervision and oversight of SIMNA, the Trust’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in the Fund’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Fund communicates to SIMNA Limited in writing (either directly or through SIMNA), and applicable laws and regulations.  SIMNA Limited agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein.

(b)                                 SIMNA Limited acknowledges and agrees that SIMNA is ultimately responsible for all aspects of providing to the Fund the services required of SIMNA under the ING Advisory Agreement. Accordingly, SIMNA Limited shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement subject at all times to the direction, control, supervision, and oversight of SIMNA.  In furtherance thereof, SIMNA Limited shall, without limitation, (i) make its offices available to representatives of SIMNA for on-site inspections and consultations with the officers and applicable portfolio managers of SIMNA Limited responsible for the day-to-day management of the Fund, (ii) upon request, provide SIMNA with copies of all records it maintains regarding its management of the Fund and (iii) report to SIMNA each calendar quarter and at such other times as SIMNA may reasonably request regarding (A) SIMNA Limited’s implementation of the Fund’s investment program and the Fund’s portfolio composition and performance, (B) any policies and procedures implemented by SIMNA Limited to ensure compliance with United States securities laws and regulations applicable to SIMNA Limited and the Fund, (C) the Fund’s compliance with the objective, policies, and limitations set forth in the Fund’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Fund communicates to SIMNA Limited in writing (either directly or through SIMNA) and (D) such other matters as SIMNA may reasonably request.

3.                                      Securities Transactions.  Among its responsibilities, SIMNA Limited shall select the brokers or dealers that will execute purchases and sales of securities for the Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to SIMNA Limited (either directly or through SIMNA), and consistent with Section 28(e) of the Securities Exchange Act of 1934.  SIMNA Limited will promptly communicate or assist SIMNA in communicating to the Fund’s officers and the Board of Trustees such information relating to the portfolio transactions SIMNA Limited has directed on behalf of the Fund as SIMNA or such officers or the Board may reasonably request.

4.                                      Compensation of SIMNA Limited.  For the services to be rendered by SIMNA Limited as provided in this Agreement, SIMNA (and not the Trust or the Fund) will pay to SIMNA Limited at the end of each of month an amount equal to fifty percent (50%) of all fees actually paid by ING to SIMNA in the prior month under Section 6 and Schedule A of the ING Advisory Agreement; provided, however, that SIMNA Limited’s fee payable hereunder for any period shall be reduced such that SIMNA Limited bears fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by SIMNA with respect to the Fund for such month.  For clarity, SIMNA (and not the Trust, the Fund or ING) shall be obligated to pay SIMNA Limited fees hereunder for any period only out of and following SIMNA’s receipt from ING of advisory fees pursuant to Section 6 of the ING Advisory Agreement for such period.  If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

5.                                      Compliance.  SIMNA Limited agrees to comply with all policies, procedures, or reporting requirements that the Board of Trustees reasonably adopts and communicates to SIMNA Limited in writing (either directly or through SIMNA) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements.  “Applicable Law” means (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of SIMNA Limited in relation to the Fund.

6.                                      Status of SIMNA Limited.  The services of SIMNA Limited to SIMNA under this Agreement are not to be deemed exclusive, and SIMNA Limited will be free to render similar services to others so long as its services to SIMNA under this Agreement are not impaired thereby.  SIMNA Limited will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or the Trust.

7.                                      Liability of SIMNA Limited.  No provision of this Agreement will be deemed to protect SIMNA Limited against any liability to SIMNA or to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

8.                                      Duration; Termination; Notices; Amendment.  Unless sooner terminated as provided herein, this Agreement shall continue in effect for so long as the ING Advisory Agreement remains in effect.  Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by SIMNA (i) upon 60 days’ written notice to SIMNA Limited; or (ii) upon material breach by SIMNA Limited of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; SIMNA Limited may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to SIMNA; or (2) upon material breach by SIMNA of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach.  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the ING Advisory Agreement.  Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to SIMNA, at:

Schroder Investment Management North America Inc.

875 Third Avenue

22nd Floor

New York, NY 10022

Attention: Catherine A. Mazza

Telephone: 212-641-3889

Facsimile: 212-641-3897

If to SIMNA Limited, at:

Schroder Investment Management North America Limited

31 Gresham Street

London, U.K. EC2V 7QA

Attention: Matthew Dobbs

Telephone: 020 7658 2415

This Agreement may be amended by mutual consent of the parties hereto.

9.                                      Severability.  If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

10.                               Confidentiality.  SIMNA Limited shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than SIMNA, the Trust, the Board of Trustees, ING, and any director, officer, or employee of SIMNA, the Trust, or ING, except (i) with the prior written consent of the Trust, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over SIMNA or SIMNA Limited, or (iii) for information that is publicly available other than due to disclosure by SIMNA Limited or its affiliates or becomes known to SIMNA Limited from a source other than SIMNA, the Trust, the Board of Trustees, or ING.

11.                               Proxy Policy.  SIMNA Limited acknowledges that neither SIMNA nor SIMNA Limited will have a duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested unless ING gives SIMNA or SIMNA Limited written instructions to the contrary.  SIMNA Limited agrees that it will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested to ING or to any agent of ING designated by the ING in writing.  Further, SIMNA Limited agrees to carry out or assist SIMNA Inc. to carry out the responsibilities set forth under Sections 2(a)(i) and 2(a)(ii) of the ING Advisory Agreement.

12.                               Governing Law.  All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-interest law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

13.                               Treatment of Fund Under FSA Rules.  The Fund will be treated as an Intermediate Customer under rules of the Financial Services Authority in the United Kingdom.

14.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the date first set forth herein.

SCHRODER INVESTMENT MANAGEMENT

NORTH AMERICA INC.

By:
Name:
Title:

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA LIMITED

By:
Name:
Title:

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APPENDIX C

Principal Executive Officers of ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Name and Title

Shaun Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Joseph M. O’Donnell – Senior Vice President and Chief Compliance Officer

Huey P. Falgout, Jr. - Secretary

Principal Executive Officers of ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews – President and CEO

Joseph M. O’Donnell – Executive Vice President and CCO

Michael J. Roland – Executive Vice President

Todd Modic – Senior Vice President, CFO and Assistant Secretary

Stanley D. Vyner – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Huey P. Falgout, Jr. – Secretary

Theresa K. Kelety – Assistant Secretary

Robyn L. Ichilov – Vice President and Treasurer

C-1

Principal Executive Officers of ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Mark Spina – President and CEO

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President and Treasurer

Lauren D. Bensinger – Vice President and Chief Compliance Officer

Peter E. Caldwell – VP and Controller, CFO, Financial and Operations Principal

Huey P. Falgout, Jr. - Secretary

Principal Executive Officers of ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews – President and CEO

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President, CFO and Treasurer

Huey P. Falgout, Jr. – Vice President and Secretary

Principal Executive Officers of

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Name and Title

Roger D. Goodchild – Director, Chief Financial Officer

Mark A. Hemenetz – Director, Chief Operating Officer

Carin F. Muhlbaum – General Counsel, Chief Administrative Officer

Virginie Maisonneuve– Director, Head of EAFE

Stephen M. Detore– Director, Chief Compliance Officer

Jamie Dorrien-Smith – Director, Chief Executive Officer, Chairman

Alan Brown – Director, Head Of Investment

Principal Executive Officers of

Schroder Investment Management North America Limited

31 Gresham Street

London, UK EC2V 7QA

Name and Title

Roger D. Goodchild – Director, Chief Financial Officer

Stephen M. Detore – Compliance Officer - US

Alan Brown – Director, Head Of Investments, Chairman

Jason Gardiner – Director, Chief Compliance Officer

Carin F. Muhlbaum – General Counsel, Chief Administrative Officer

Jamie Dorrien-Smith – Director, Chief Executive Officer

Virginie Maisonneuve– Director, Head of EAFE

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APPENDIX D

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund changes with the values of the Fund’s investments.  The factors that are most likely to have a material effect on the Fund are called “principal risks.”  Below is a discussion of the principal risks of the Fund.

CONVERTIBLE SECURITIES - The value of convertible securities may fall when interest rates rise.  Convertible securities with longer maturities tend to be more sensitive to changes in interest rates usually making them more volatile than convertible securities with shorter maturities.  The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES - Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates.  The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

FOREIGN INVESTING - Foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments.  Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions.  Additionally, securities of foreign companies may be denominated in foreign currencies.  Exchange rate fluctuations may reduce or eliminate gains or create losses.  Hedging strategies intended to reduce exchange risk may not perform as expected. ADRs and GDRs are subject to risks of foreign investments and they may not always track the price of the underlying foreign security.  These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.  To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries.  It may also be more difficult to buy and sell securities in countries with emerging securities markets.

GROWTH INVESTING - Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks.  If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply.  Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

MARKET TRENDS - From time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor large company securities, or may not favor equities at all.

OTHER INVESTMENT COMPANIES - The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease.  Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

PRICE VOLATILITY - The value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly

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and unpredictably.  Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.  Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL- AND MID-CAPITALIZATION COMPANIES - Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management.  The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange.  Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

VALUE INVESTING - Securities that appear to be undervalued may never appreciate to the extent expected.  Further, because the prices of value- oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

INABILITY TO SELL SECURITIES - Convertible securities, securities of small-sized and mid-sized companies and some foreign companies usually trade in lower volume and may be less liquid than other investments and securities of larger, more established companies or U.S. companies.  The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING - There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

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